                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): April 27, 2005
                                                         --------------

                            FALCONSTOR SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

Delaware                                0-23970                  77-0216135
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission            (IRS Employer
of incorporation)                      File Number)          Identification No.)

                2 Huntington Quadrangle, Melville, New York 11747
                -------------------------------------------------
                     Address of principal executive offices

        Registrant's telephone number, including area code: 631-777-5188
                                                            ------------

         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

      |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

            On April 27, 2005, the Company issued a press release announcing its results of operations for the fiscal quarter ended March 31, 2005.

            The text of a press  release  issued by the Company is  furnished as
Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(c)         Exhibits

            EXHIBIT NUMBER     DESCRIPTION
            --------------     -----------

            99.1               Press  release  of the  Company  dated  April 27,
                               2005.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                              FALCONSTOR SOFTWARE, INC.

Dated: April 27, 2005                         By: /s/ James Weber
                                                 -------------------------------
                                                 Name:   James Weber
                                                 Title:  Chief Financial Officer
                                                         and Vice President